UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2001 (September 27,
2001)

                            AMERICAN AMMUNITION, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Nevada                    000-31477               98-0224958
----------------------------------    ----------------      --------------------
(State or other jurisdiction          (Commission           (IRS Employer
of incorporation)                         file number)       Identification No.)


3545 NW 71st Street
Miami, FL                                                        33147
----------------------------------------                    --------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:     (305) 835-7400

                         f/k/a Greatestescapes.com, Inc.
                            800 W Pender Street, #730
                       Vancouver, British Columbia V6C 2V6
         --------------------------------------------------------------
          (Former name or former address, if changes since last report)

Copy of Communications to:

                                Donald F. Mintmire, Esq.
                                Mintmire & Associates
                                265 Sunrise Avenue, Suite 204
                                Palm Beach, FL 33480
                                (561) 832-5696- Phone
                                (561) 659-5371- Fax

     This Form 8-K/A amends the Form 8-K filed on September 5, 2001 by American Ammunition, Inc. f/k/a Greatestescapes.com, Inc., a Nevada corporation (the "Company"). The purpose of this amendment to Form 8-K is to inform the Securities and Exchange Commission ("SEC") and the public that the reverse acquisition described in the previous report on Form 8K has been rescinded and terminated and is considered by the parties to be void ab initio.

ITEM 1. CHANGE OF CONTROL OF REGISTRANT.

A reverse acquisition was previously reported on Form 8-K on September 5, 2001, which described the terms and conditions of a Stock Exchange Agreement dated August 31, 2001 between the Company and F&F Equipment, Inc. d/b/a American Ammunition, a Florida corporation ("F&F"), which provided for the exchange of one hundred percent (100%) of the issued and outstanding stock of F&F for shares of the Company, such that F&F would become a wholly-owned subsidiary of the Company.

     F&F and the Company have agreed that there was a failure of consideration on the part of one (1) or both of the parties to the Agreement. F&F and the Company have agreed that it is in the best interest of both parties to void, cancel and terminate the Agreement ab initio and to release any claims F&F has against the Company as well as any claims that the Company has against F&F in consideration of such release.

     The Company shall continue in the same line of business as F&F (small arms ammunition), although it anticipates that it will operate in a different competitive environment than F&F.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS

     The Company previously reported a share exchange by and with F&F and F&F's shareholders. Pursuant to the terms of the Agreement, one hundred percent (100%) of the stock of F&F was to be exchanged for shares of the Company.

     For the reasons outline above, the parties have agreed that the shares will not be exchanged. The parties will therefore return to substantially the same positions ab initio.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits
------------      -----------

2.1      [2]      Merger Agreement between the Company and Capstra Capital Corp. (formerly
                  Exhibit 12).

2.2      [3]      Share Exchange Agreement between American Ammunition, Inc. and F.& F.
                  Equipment, Inc. as finalized on August 31, 2001 (formerly Exhibit 2.1).

3(i).1   [1]      Articles of Incorporation (formerly Exhibit 2).

3(i).2   [3]      Certificate of Amendment to Articles of Incorporation of Greatestescapes.com, Inc.
                  filed July 23, 2001.

3(ii).1  [1]      Bylaws (formerly Exhibit 3).

10.1     [1]      Intellectual Property Assignment between the Company and Kick Start Publishing
                  (formerly Exhibit 4).

10.2     [1]      Public Relations Agreement between the Company and Kathleen Carney &
                  Associates (formerly Exhibit 5).

10.3     [1]      Distribution Agreement between the Company and WORDS Distributing (formerly
                  Exhibit 6).

10.4     [1]      Supplier Agreement between the Company and Organic Buckwheat Pillow Products of Canada & USA (formerly Exhibit 7).

10.5     [1]      Supplier Agreement between the Company and Microsoie, Inc. (formerly Exhibit 8).

10.6     [1]      Supplier Agreement between the Company and Ulysses Press (formerly Exhibit 9).

10.7     [1]      Supplier Agreement between the Company and SunDreamer (formerly Exhibit 10).

10.8     [1]      Supplier Agreement between the Company and Attart Industries, Inc. (formerly
                  Exhibit 11).

10.9     *        Agreement to Void, Cancel and Terminate Stock Exchange Agreement.
-----------------------

[1] Incorporated herein by reference to the Company's Registration Statement on Form 10SB filed September 6, 2000.

[2] Incorporated herein by reference to the Company's Current Report on Form 8-K filed October 18, 2000.

[3] Incorporated herein by reference to the Company's Current Report on Form 8-K filed September 5, 2001.

*    Filed herewith.

                                   SIGNATURES





     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                            AMERICAN AMMUNITION, INC.
                                  (Registrant)

Date: October 2, 2001     By: /s/   Andres Fernandez
                          -----------------------------------------------------
                          Andres Fernandez, Chairman, President and CEO

                          By: /s/   Emilio D. Jara
                          -----------------------------------------------------
                          Emilio D. Jara, Vice-President of Operations, Secretary and Director

                          By: /s/   Amelia Fenandez
                          -----------------------------------------------------
                          Amelia Fernandez, Vice-President and Director

                          By: /s/   Stephen Durland
                          -----------------------------------------------------
                          Stephen Durland, Chief Financial Officer and Director

                          By: /s/   Maria A. Fernandez
                          -----------------------------------------------------
                          Maria A. Fernandez, Director

                          By: /s/   Len Hale
                          -----------------------------------------------------
                          Len Hale, Director

                          By: /s/   Robert Escobio
                          -----------------------------------------------------
                          Robert Escobio, Director